UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K that Banzai International, Inc. (the “Company”) filed on August 29, 2024, our shareholders approved a proposal authorizing the Company’s Board of Directors (the “Board”) to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board. Following such approval, the Board determined to implement a reverse split of the Company’s Class A Common stock at a ratio of 1-for-50, whereby every fifty shares of the issued and outstanding Class A Common Stock will be combined into one share of issued and outstanding Class A Common Stock (the “Reverse Stock Split”).

To implement the Reverse Stock Split, the Company filed an amendment to the Company’s Second Amended and Restated Certificate of Incorporation with Delaware’s Secretary of State and an application with Nasdaq. Nasdaq approved the Reverse Stock Split on September 16, 2024, such that it will be effective as of September 19, 2024 (the “Effective Date”). Following the Effective Date, every fifty shares of outstanding Class A Common Stock will be automatically combined into one share of outstanding Class A Common Stock. No cash or fractional shares will be issued in connection with the Reverse Stock Split, and instead the Company will round up to the next whole share in lieu of issuing factional shares that would have been issued in the reverse split. As a result of the Reverse Stock Split, we will have 916,558 shares of Class A Common Stock issued and outstanding.

For a reverse split, a “D” will be placed on the ticker symbol for 20 business days. In addition, the Company’s Class A Common Stock has been assigned a new CUSIP number: 06682J 308.

A copy of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation is attached to this Current Report as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to the Company’s Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/Joseph Davy
Joseph Davy
Chief Executive Officer